                                                                   EXHIBIT 10.22

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN AND WILL NOT BE, AS OF THE TIME OF ISSUANCE, REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SUCH ACT. THIS WARRANT AND SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT.

                               GLOBAL MEDIA CORP.

                          COMMON STOCK PURCHASE WARRANT


ISSUE DATE:        May 7, 1999
EXPIRATION DATE:   May 7, 2004


         GLOBAL MEDIA CORP., a Nevada corporation (the "Company"), for value received, hereby certifies that __________________________ ("Holder"), is entitled to purchase ____________________________ (_________) shares (the
"Warrant Shares") of the Company's common stock, $.001 par value per share (the "Common Stock") at the times and according to the terms set forth in this Warrant.

       1. EXERCISE PRICE. The exercise price for each Warrant Share is U.S. $8.125 (the "Exercise Price").

       2. EXERCISE PERIOD. The Holder may exercise this Warrant at any time during the Company's regular business hours on any business day after the Issue Date and before 5:00 p.m., Pacific Time, on the Expiration Date (the "Exercise Period").

       3. EXERCISE PROCEDURE. In order to exercise this Warrant, the Holder must surrender this Warrant to the Company at the Company's principal office during the Exercise Period, accompanied by each of the following:

              3.1 SUBSCRIPTION AGREEMENT. An executed subscription agreement in substantially the form of the attached EXHIBIT A (the "Subscription").

              3.2    EXERCISE PRICE. Payment of an amount in U.S. funds equal to
(a) the number of Warrant Shares designated in the Subscription, multiplied by
(b) the Exercise Price (the "Exercise Payment"), by either of the following methods, at the Holder's election:

                     3.2.1 CASH. In cash, by certified or official bank check payable to the order of the Company, by wire transfer or other immediately available funds, or by any combination of such methods; or


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

                     3.2.2 CASHLESS EXERCISE. By directing on the Subscription that the Company retain that portion of the Warrant Shares designated in the Subscription that have a value equal to the Exercise Payment, based on the closing sale price of the Common Stock on the NASD Over-the Counter Bulletin Board on the trading day preceding the Effective Date any of exercise. In each exercise under this SECTION 3.2.2, the number of Warrant Shares retained by the Company as the Exercise Payment shall be rounded up to the nearest full share.

       4. PARTIAL EXERCISE ALLOWED; ISSUANCE OF SUBSTITUTE WARRANT. The Holder may exercise all or a portion of this Warrant at any one time. If the Holder exercises only a portion of this Warrant, then the Company shall issue the Holder a replacement Warrant ("Replacement Warrant") within ten business days after the Effective Date of the partial exercise. The Replacement Warrant shall have terms identical to this Warrant, except that the number of Warrant Shares issuable under the Replacement Warrant shall be reduced by the number of Warrant Shares exercised in the partial exercise.

       5. EFFECTIVENESS OF EXERCISE. Any exercise of this Warrant shall be effective immediately before close of business on the business day on which all of the conditions of SECTION 3 have been met (the "Effective Date"). On the Effective Date of any exercise, (a) the Holder shall be entitled to receive the number of Warrant Shares indicated on the Subscription for that exercise, less any Warrant Shares retained by the Company as the Exercise Payment under SECTION 3.2.2, and (b) the person or persons in whose name or names any certificate or certificates for Warrant Shares are to be issued upon such exercise shall be deemed for all corporate purposes to have become the holder of record of such Warrant Shares (the "Shareholder").

       6. DELIVERY OF STOCK CERTIFICATES. Within ten business days after the Exercise Date, the Company will cause to be issued in the name of and delivered to the Shareholder, a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares issued upon such exercise. The Company will pay any expenses incurred in connection with issuance and delivery of the certificates, including the payment of any applicable issue or transfer taxes.

       7. ANTI-DILUTION. The Company will adjust the number of unissued Warrant Shares and the Exercise Price proportionally with any split, reverse split or subdivision of the outstanding shares of Common Stock (except by payment of a dividend in Common Stock) which occurs at any time before the expiration date of this Warrant.

       8. RESERVATION OF SHARES. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of shares of Common Stock issuable under this Warrant or any Replacement Warrant. All such shares of Common Stock shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable with no liability on the part of Holder, except as may have been caused by the Holder.

       9. OWNERSHIP; TRANSFER. The Company will treat the Holder as the owner of this Warrant for all purposes, unless and until the Company receives notice to the contrary. Subject to federal and state securities laws, this Warrant shall be transferable by Holder. The Company shall recognize on its books and records any lawful transfer of this Warrant upon receipt of notice of such


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

transfer from Holder. After such transfer, the Holder's transferee shall be considered the Holder for purposes of this Warrant.

       10. LOSS OR DESTRUCTION. If this Warrant is lost, stolen or mutilated, the Company will issue the Holder a common stock purchase warrant identical to this Warrant upon the Company's receipt of (a) evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (b) an indemnity from the Holder in a form and amount reasonably satisfactory to the Company.

       11. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing shall give or shall be construed to give Holder any of the rights of a shareholder of the Company including: (a) the right to vote on matters requiring the vote of shareholders, (b) the right to receive any dividends declared and payable to the holders of Common Stock, or (c) the right to a pro-rata distribution upon the Company's dissolution.

       12. REPRESENTATIONS; WARRANTIES. The Company represents and warrants that:

              12.1 The Company is duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has the requisite power and authority to issue this Warrant and the Warrant Shares.

              12.2 The number of Warrant Shares issuable upon the entire exercise of this Warrant are presently authorized but unissued.

              12.3 The issuance of this Warrant and the Warrant Shares has been authorized and approved by all necessary corporate action.

              12.4 The execution, delivery and issuance of this Warrant and the Warrant Shares will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or the provision or provisions of any agreement to which the Company is a party or is subject, or by which any of the Company's property is bound, (b) conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such agreement, (d) constitute a breach of any fiduciary duty owed by the Company to any third party, or (d) require the approval of any third party pursuant to any contract, agreement, instrument, relationship or legal obligation to which the Company is subject or to which any of its properties may be subject.

              12.5 When issued, this Warrant and the Warrant Shares shall be duly and validly issued, fully paid and nonassessable.

       13. NOTICES. All notices and other communications provided for in this Warrant shall be delivered or mailed by first-class mail, postage prepaid, and addressed (a) if to any Holder or Shareholder, at the registered address of such person as set forth in the register kept at the Company's principal office, or
(b) if to the Company, at its principal office, or to such other location as the Company shall have furnished to each Holder or Shareholder in writing; provided, however, that the exercise of this Warrant shall be effective only in the manner provided in SECTION 3.


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

       14. MISCELLANEOUS. This Warrant embodies the entire agreement and understanding between the parties with respect to the subject matter of this Warrant and supersedes all prior agreements and understandings relating to the subject matter of this Warrant. There are no unwritten oral agreements between the parties with respect to the subject matter of this Warrant. This Warrant and any term of this Warrant may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by the laws of the State of Nevada. Time is of the essence of each and every term, covenant and condition of this Warrant.


                                     GLOBAL MEDIA CORP.


                                     By:
                                        -------------------------------
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------


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

                                    EXHIBIT A

                                  SUBSCRIPTION

  TO BE EXECUTED BY THE HOLDER OF THE WARRANT IN ORDER TO EXERCISE THE RIGHT TO
                PURCHASE COMMON STOCK EVIDENCED BY THE WARRANT.

To:      GLOBAL MEDIA CORP.
         400 Robson Street
         Vancouver, British Columbia
         Canada V6B 2B4

The undersigned hereby irrevocably subscribes for ___________ shares (the "Shares") of the common stock, $.001 par value per share, of GLOBAL MEDIA CORP., a Nevada corporation, for an exercise price of $8.125 per share, pursuant to and in accordance with the terms and conditions of a Warrant dated May 7, 1999 (the "Warrant"). The undersigned requests that a certificate for the Shares be issued in the name of ______________________ and be delivered to the following address:

                         -------------------------------
                         -------------------------------

The undersigned acknowledges that the Company shall have no obligation to issue the Shares until the Company has received (a) the original of this Subscription and the attached SCHEDULE 1 both signed by the holder of the Warrant, (b) the original Warrant, (c) payment for the Shares as indicated below, and (d) any other documents that the Company may reasonably require in connection with such exercise. Payment is made as follows (check one):

         / / CASH. $_________ cash, cashiers check, or wire transfer.

         / / CASHLESS EXERCISE. The Company is directed to retain a portion of the Shares as computed pursuant to SECTION 3.3.2 of the Warrant.


Date:                              Name:
      ----------------                  -------------------------------

                                        By
                                          -----------------------------
                                        Its
                                           ----------------------------
                                        Address:

                                        -------------------------------

                                        -------------------------------
                                        Taxpayer ID #:
                                                      -----------------


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

                                   SCHEDULE 1


TO:    GLOBAL MEDIA CORP.
       400 Robson Street
       Vancouver, British Columbia
       Canada V6B 2B4

RE:    ___________ SHARES OF COMMON STOCK OF GLOBAL MEDIA CORP. (THE "SHARES")


       This letter is given to you in connection with the undersigned's acquisition of the above described Shares.

       1. The Shares are being acquired by the undersigned for investment for the undersigned's own account and not on behalf of any other persons, and not with a view to, or for resale or other distribution in connection with, any distribution of all or any part of the Shares, unless pursuant to a transaction exempt from the registration and prospectus delivery requirements of state and federal securities laws.

       2. You shall not be required to effect, permit or recognize any sale, offer for sale, exchange, transfer, assignment or pledge of any or all of the Shares unless they are registered under the Securities Act of 1933, and any applicable state securities acts (collectively, the "Acts"), or unless you are furnished with an attorney's opinion, reasonably acceptable to you, that such registration is not required. You shall be entitled to cause legends to this effect to be endorsed on any certificates evidencing the Shares. Further, you shall have the right to place a stop-transfer order with your Secretary or transfer agent pursuant to which transfer of all or any portion of the Shares shall be prohibited except upon a proper showing of compliance with this letter.

       3. The undersigned understands that it must bear the economic risk of this investment for an indefinite period of time because the Shares have not been registered under the Acts, and consequently cannot be sold or otherwise transferred unless they are subsequently registered under the Acts or exemptions from registration are available.

                                                    Very truly yours,

Dated:
       ----------------                             ----------------------------


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